UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2006

SOUTHERN STAR CENTRAL CORP.

______________________

(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY 42301		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R.

 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 28, 2006, Kevin Walsh retired from the Board of Directors of Southern Star Central Corp. (Southern Star), effective immediately.

On April 28, 2006, Vandana (Vann) McCaw, 40, was elected by shareholder action to fill one of the vacancies on the Board of Directors of Southern Star, effective immediately.  Ms. McCaw currently serves as Managing Director of Portfolio at GE Energy Financial Services in Stamford, CT, a position she was promoted to in April 2006 from Senior Vice President.  Ms. McCaw joined GE in May 2003 as Director of Business Development and subsequently was appointed Managing Director - Acquisitions at GE Energy Financial Services in February 2004.  Prior to joining GE, Ms. McCaw worked in Morgan Stanley's Global Energy Group for nearly nine years, where she was Executive Director responsible for originations and a number of energy client relationships.  Ms. McCaw received a B.S. in Business Administration, magna cum laude, from the State University of New York at Albany in 1987, and a J.D. from Columbia School of Law in 1990.

On May 1, 2006, Renaud Faucher, 41, was elected by shareholder action to fill the remaining vacancy on the Board of Directors of Southern Star, effective immediately.  Mr. Faucher joined Caisse de dépôt et placement du Quebec in April 2006 as Director in the private equity group in the Infrastructure and Energy team.  He is responsible for the management and optimization of the large investments of the portfolio.  From 1986 to 1990, Mr. Faucher worked as a project engineer on the construction of large infrastructure projects in Canada and Europe.  From 1992 to 1998, Mr. Faucher worked on the financing and management of independent power plants throughout Canada.  From November 1998 to April 2006, Mr. Faucher held different positions within wholly owned subsidiaries of Hydro-Québec, developing and managing their international portfolio of projects.  He started as Manager, International Financing from 1998 to 2000 and then moved to Director International Investments for North America for the development of high voltage transmission lines.  From January 2003 until April 2006, he also held the position of Chief Financial Officer of TransÉnergie US, a wholly owned subsidiary of Hydro-Québec.  Mr. Faucher holds a B.S. from École Polytechnique de Montréal, an M.B.A. from Concordia University and is also a Certified Management Accountant.

Item 7.01.

Regulation FD Disclosure.

On May 1, 2006, Southern Star. issued a press release announcing that its wholly-owned subsidiary, Southern Star Central Gas Pipeline, Inc., had redeemed the remainder of its 7 3/8% Senior Notes due 2006.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in the press release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, or the Securities Act of 1933, if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits

99.1

Press Release, dated May 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006	SOUTHERN STAR CENTRAL CORP. ___/s/ Susanne W. Harris____________________ Susanne W. Harris Vice President, Chief Financial Officer and Treasurer